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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                            Securities Exchange Act


        Date of Report (Date of earliest event reported): July 20, 2000


                   Burlington Northern Santa Fe Corporation
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


        1-11535                                                41-1804964
(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)


              2650 Lou Menk Drive, Fort Worth, Texas  76131-2830
             (Address of Principal Executive Offices)  (Zip Code)


                                (817) 352-6856
             (Registrant's Telephone Number, Including Area Code)


                               (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events

     On July 20, 2000, Burlington Northern Santa Fe Corporation and Canadian National Railway Company announced their mutual termination of their proposed combination and the Amended and Restated Combination Agreement dated as of December 20, 1999. A copy of their press release dated July 20, 2000 is attached as Exhibit 99.1 and is incorporated by reference.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

               See Exhibits Index included herewith.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BURLINGTON NORTHERN SANTA FE
                                CORPORATION
                                (Registrant)



Date: July 24, 2000        By:  /s/ Thomas N. Hund
                                ---------------------------
                                       (Signature)
                                       Thomas N. Hund
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer

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                   BURLINGTON NORTHERN SANTA FE CORPORATION

                               INDEX OF EXHIBITS


Exhibit
Number     Description
------     -----------

99.1       Press release dated July 20, 2000.